UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report February 19, 2015

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number 000-27261

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of stockholders of CH2M HILL Companies, Ltd. described in Item 5.07 below, CH2M HILL’s stockholders approved proposals to amend CH2M HILL’s Certificate of Incorporation to (i) facilitate third party investments in CH2M HILL’s common and preferred stock, (ii) strengthen certain defensive measures to protect the independence of CH2M HILL, along with certain ancillary amendments, and (iii) designate the Delaware Chancery Court as the exclusive forum for certain legal actions. On February 19, 2015, CH2M HILL filed a Restated Certificate of Incorporation reflecting the amendments with the Delaware Secretary of State. The foregoing description of the amendments to the Certificate of Incorporation is qualified in its entirety by the text of the Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. A copy of the Restated Certificate of Incorporation showing additions and deletions reflecting the amendments can be found at Exhibit A to the definitive proxy statement relating to the special meeting filed by CH2M HILL on January 16, 2015.

The Board of Directors of CH2M HILL also approved an amendment to Section 11.2 of CH2M HILL’s Amended and Restated Bylaws, which became effective upon the filing of the Restated Certificate of Incorporation with the Delaware Secretary of State on February 19, 2015. The amendment conforms the vote required for stockholder amendments to the Bylaws to the standard set forth in the Restated Certificate of Incorporation by requiring that the affirmative vote of at least sixty six and two thirds percent (66 2/3%) of the total voting power of the outstanding shares of capital stock of CH2M HILL entitled to vote generally in the election of directors, voting together as a single class, at any annual or special meeting of stockholders, be obtained in order to amend or repeal the Bylaws or to adopt new Bylaws. The foregoing description of the Amended and Restated Bylaws, as amended, is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 19, 2015, the Company held a special meeting of its stockholders to approve amendments to its Certificate of Incorporation. In accordance with Item 5.07 of Form 8-K, CH2M HILL is providing the following information regarding the results of the matters voted on by the holders of the CH2M HILL’s common stock at the special meeting.

1.  Approve an amendment to CH2M HILL’s Certificate of Incorporation to facilitate third party investments in CH2M HILL’s common and preferred stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,479,140	4,019,114	287,644	0

2.  Approve an amendment to CH2M HILL’s Certificate of Incorporation to strengthen certain defensive measures to protect the independence of CH2M HILL, along with certain ancillary amendments.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,401,614	2,205,902	178,382	0

3.  Approve an amendment to CH2M HILL’s Certificate of Incorporation to designate the Delaware Chancery Court as the exclusive forum for certain legal actions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,093,494	1,347,855	344,549	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Restated Certificate of Incorporation of CH2M HILL Companies, Ltd.
3.2	Amended and Restated Bylaws of CH2M HILL Companies, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: February 19, 2015	By:	/s/ Thomas M. McCoy
Thomas M. McCoy
Executive Vice President, General Counsel and Corporate Secretary